OFFICE SUB-LEASE AGREEMENT

Beck Hospitality, Inc. III, an Ohio corporation ("Lessor") and Janus Industries, Inc., a Delaware corporation, ("Sub-Lessee") hereby enter into the following Office Sub-Lease Agreement.

WHEREAS, Lessor on April 15, 1997, entered into a Lease Agreement with Union Savings Bank ("Owner") of two office buildings located at 8520 and 8534 E. Kemper Road, Symmes Township, Cincinnati, Ohio 45249 (hereinafter collectively referred to as "Office Building"); AND

WHEREAS, Lessor leased from the Owner 4092 rentable square feet in the Office Building wich is referred to herein as the "Leased Premises"; AND

WHEREAS, Lessor has agreed to Lease to Sub-Lessee an undivided fifty percent (50%) interest in the Leased Premises, hereinafter described under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises and the Leased Premises the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. THE LEASED PREMISES. Lessor hereby grants, sub-leases and demises to Sub-Lessee and Sub-Lessee agrees to lease from Lessor an undivided fifty percent (50%) interest in a portion of a certain Office Building located in Hamilton County, Ohio, the street address of which is 8520 and 8534 E. Kemper Road, Cincinnati, Ohio 45249. The portion of the Office Building hereby sub-leased to Sub-Lessee at 8534 E. Kemper Rd., Symmes Township, Cincinnati, Ohio 45249 has a floor area of approximately 3292 rentable square feet, the floor plan of which is attached hereto as Exhibit "A" and the portion of the Office Building hereby sub-leased to Sub-Lessee at 8520 E. Kemper Rd., Symmes Township, Cincinnati, Ohio 45249, has a floor area of approximately 800 rentable square feet, the floor plan of which is attached hereto as Exhibit "B" (the "Leased Premises").

     Lessor also grants to Sub-Lessee, together with and subject to the same rights granted from time to time by Owner to Lessor and to other lessees and occupants of the Office Building the right to use lobbies, elevators and common areas within the Office Building and the common parking adjoining the Office Building (the "Associated Common Areas").

     2. TERM AND COMMENCEMENT DATE. The term of this Sub-Lease shall be for a period of approximately three (3) years (the "Lease Term"), commencing on April __, 1997. ("Commencement Date"), and ending April 14, 2000.


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

     3. CONSTRUCTION OF IMPROVEMENTS. Sub-Lessee hereby accepts the Leased Premises "as is".

     4. RENT.

     (a) Minimum Rent. Sub-Lessee shall pay Monthly Minimum Rent in advance on the first day of each calendar month. Beginning on April _, 1997, Sub-Lessee shall pay as minimum monthly rent for the Leased Premises, the sum of Two thousand one hundred three dollars and ninety-seven cents ($2,103.97) and continuing such monthly installments for the remainder of the Lease Term. In the event the Lease Term commences on a day other than the first day of a calendar month, Sub-Lessee shall pay rent for such month proportional to its occupancy of the Leased Premises and same shall be prorated on the basis of a thirty (30) day month.

     Sub-Lessee shall pay fifty percent (50%) for all electric service used by Lessor during the term of this Sub-Lease, including but not limited to such electric service as shall be required for the operation of Lessor's heating and air conditioning, equipment, lighting, and Lessor's office equipment.

     (b) Supplies. Notwithstanding the above, the Sub-Lessee shall pay Lessor fifty percent (50%) of Lessor's expense for lighting replacements.

     (c) Late Charges. In the event that any payment of Monthly Minimum Rent shall become overdue for a period of five (5) days, a "late charge" of five percent (5%) of the payment so overdue shall be paid by Sub-Lessee. In addition, a further "late charge" of two and one-half percent (2 1/2%) of the payment so overdue shall be paid by Sub-Lessee for every five (5) days thereafter that the payment remains delinquent.

     5. OBLIGATIONS OF LESSOR. Owner agrees during the term of this Sub-Lease at its cost and expense to furnish the following:

     (a) Services. Such water and sewer, and such janitorial service as in its judgement is reasonably necessary for the comfortable use and occupation of the Leased Premises for normal office use during normal business hours on all generally recognized business days. Failure to furnish such water and sewer and other services shall not render Owner or Lessor or its employees or agents liable for damages or injury to persons, business or property suffered by Sub-Lessee, its employees, agents, licensees or invitees, nor be construed as an eviction of Sub-Lessee or work an abatement or diminution of rent.

     (b) Repair. Maintenance of the exterior and structure of the Office Building (including the heating, ventilating and air conditioning system serving the Leased Premises), the Associated Common Areas and the underlying land and improvements in a manner


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

compatible  with  good  quality  office  space,   provided  however,  that  such
maintenance and repair is not the result of Sub-Lessee's negligence.

     6. OBLIGATIONS OF SUB-LESSEE. During the term of this Sub-Lease, Sub-Lessee agrees as follows:

     (a) Use of Premises. Sub-Lessee shall use the Leased Premises for office purposes and for no other purpose without the prior written consent of Lessor.

     (b) Compliance with Law and Regulations. Sub-Lessee shall comply with all laws, regulations and orders of any governmental authority and with the rules and regulations, as reasonably adopted and modified from time to time by Lessor (the "Rules and Regulations"). Sub-Lessee shall not do or permit anything to be done in or about the Leased Premises or the Associated Common Areas which will in any way obstruct or interfere with the rights of other tenants or occupants of the Office Building or injure or annoy them, and shall not do or permit anything to be done which will increase the premiums of fire insurance on the Office Building. At no time during the Lease Term shall Sub-Lessee store any inventory, equipment or any other materials outside of the Leased Premises. Lessor shall not be responsible to Sub-Lessee for the non-observance of the Rules and Regulations by any other tenant or occupant of the Office Building.

     (c) Care of Leased Premises. Sub-Lessee shall take good care of the Leased Premises, shall commit no waste therein or damage thereto and shall return the Leased Premises on the termination of the Lease Term in as good condition as it was at the beginning of Sub-Lessee's occupancy or was placed in during the term of this Sub-Lease, ordinary wear and tear and casualty excepted.

     (d) Alterations. Sub-Lessee shall make no alterations in or to the Leased Premises, unless and until plans have been approved in advance by Lessor in writing. As a condition of such approval, Lessor may require Sub-Lessee to remove the alterations and restore the Leased Premises upon termination of this Sub-Lease. Nothing in this Sub-Lease shall, however, be construed to constitute the consent by Lessor to the creation of any lien, and no person shall be entitled to any lien on the Office Building or the underlying land and improvements. In the event, despite this provision, a lien is placed thereon, Sub-Lessee shall cause such lien to be removed or shall, immediately upon request of Lessor, provide a corporate surety bond satisfactory to Lessor which shall save Lessor harmless under such lien and from any interest, costs and attorneys' fees incurred by Lessor in connection therewith. Sub-Lessee shall indemnify Lessor from any and all costs incurred by Lessor as a result of such liens.

     (e) Repair. Sub-Lessee, at is sole cost and expense, shall repair any damage to the Leased Premises or the Associated Common


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Areas  caused  by any act or  neglect  of  Sub-Lessee,  its  employees,  agents, invitees or licensees, ordinary wear and tear and casualty excepted. If Sub-Lessee shall fail to make such repairs within a reasonable time not exceeding twenty (20) days after receiving notice thereof from Lessor, Lessor may cause such repair to be made at Sub-Lessee's expense, and Sub-Lessee shall immediately reimburse Lessor therefor.

     (f) Assignment and Subletting. Sub-Lessee shall not assign or sublet the Leased Premises or this Sub-Lease, in whole or in part, without the prior written consent of Lessor, which shall not be unreasonably withheld. Without in any way limiting Lessor's right to refuse to give such consent for any other reason or reasons, Lessor reserves the right to refuse to give such consent if in Lessor's sole discretion and opinion the use of the Leased Premises or quality of operation is or may be in any way adversely affected. In the event of any assignment or subletting, Sub-Lessee shall, nevertheless, remain primarily liable to perform the obligations imposed on Sub-Lessee hereunder. Sub-Lessee further agrees to reimburse Lessor for reasonable attorneys' fees incurred in conjunction with the processing and documentation of any requested transfer, assignment, subletting, change of ownership or hypothecation of this Sub-Lease or Sub-Lessee's interest in and to the Leased Premises.

     (g) Signs. Sub-Lessee shall not place or permit to be placed or maintained in or on any portion of the Office Building outside the Leased Premises, including but not limited to any exterior doors, walls, roof or windows of the Leased Premises or the Office Building, any sign, awning or canopy or other advertising matter, and shall not place or permit to be placed or maintained any decoration, lettering or advertising matter on the interior of the glass of any window or door of the Leased Premises without the prior written approval of Lessor, which approval shall be in Lessor's absolute and unqualified discretion.

     7. RIGHTS RESERVED TO LESSOR. Lessor shall have the following rights:

     (a) Entrance. To inspect the Leased Premises at all reasonable times, and to show them after Sub-Lessee gives notice of intended vacation or within ninety
(90) days of the expiration of the Sub-Lease Term, and to enter the Leased Premises at any reasonable time to make such repairs, additions or alterations as it may deem necessary for the safety, improvement or preservation thereof or of the Office Building.

     (b) Fixtures and Improvements. On termination of this Sub-Lease, to retain any improvements to the Leased Premises, except fixtures attached by Sub-Lessee which can be removed without material damage to the Leased Premises, provided Sub-Lessee is not in default hereunder and shall, upon removal, promptly repair any damage.


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

     (c) Common Areas. Sub-Lessee agrees Owner shall have the right at any time to change or otherwise alter the common areas of the Office Building and the Associated Common Areas.

     8. CASUALTY. In the event the Leased Premises are damaged or destroyed in whole or in part by fire or other casualty during the term hereof, Sub-Lessee agrees Owner shall, to extent of insurance proceeds repair and restore the same to tenantable condition and the rent herein provided for shall abate entirely in case the entire Leased Premises are untenantable and prorated for the portion rendered untenantable, in the event of partial untenantability, until such time as the Leased Premises are restored to tenantable condition. If the Leased Premises cannot be restored to tenantable condition within a period of one hundred eighty (180) days, Lessor shall have the right to terminate this Sub-Lease upon written notice to Sub-Lessee and any rent paid in advance for any period after the date of such damage and destruction shall be refunded to Sub-Lessee. If the Leased Premises are damaged due to fire or other casualty, Sub-Lessee shall at its own cost and expense remove such of its furniture and other belongings from the Leased Premises as Lessor shall require in order to repair and restore the Leased Premises. Sub-Lessee agrees Owner shall be the sole judge as to the extent of the untenantability of the Leased Premises and of the time required for the repair and rebuilding of the same.

     In the event the building in which the Leased Premises are located is destroyed to the extent of more than one-half of the then value thereof, Lessor and/or Owner shall have the right to terminate this Sub-Lease upon written notice to Sub-Lessee, in which event any rent paid in advance for any period after the date of such destruction shall be refunded to Sub-Lessee.

     9. EMINENT DOMAIN. In the event that all of the Leased Premises are taken by eminent domain or conveyance in lieu thereof, this Sub-Lease shall automatically terminate as of the date title vests in the condemning authority and all rent and other payments due hereunder shall be paid to that date.

     In the event that more than fifty (50%) but less than one hundred percent (100%) of the Leased Premises is taken by eminent domain or conveyance in lieu thereof, Owner, Lessor and Sub-Lessee shall each have the option to terminate the Sub-Lease, such option to be exercised by giving written notice to the other within thirty (30) days of the final adjudication of condemnation and all rent and other payments due hereunder shall be paid to the date title rests in the condemning authority. In the event neither party terminates then, this Sub-Lease shall remain in full force and effect for the remaining portion of the Leased Premises and all rent and other payments due hereunder shall abate on a pro rata basis as of the date title vests in the condemning authority.


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     10. SECURITY DEPOSIT. None.

     11. FIRE AND EXTENDED COVERAGE INSURANCE. During the Sub-Lease Term, Owner shall maintain fire and extended coverage insurance on the Office Building, but shall not protect Sub-Lessee's property in the event of damage however caused. Sub-Lessee shall be responsible for insuring its property located on the Leased Premises, in the Office Building or the Associated Common Areas, and neither Owner, Lessor nor any other tenant or occupant of the Office Building shall be liable to the Sub-Lessee for damage to Sub-Lessee's property however caused. All insurance policies maintained by the Owner or Sub-Lessee as provided in this paragraph shall contain an agreement by the insurer waiving the insurer's right of subrogation against the other party to this Sub-Lease or agreeing not to acquire any rights of recovery which the insured has expressly waived prior to loss. Owner, Lessor and Sub-Lessee each hereby waives and releases any and all rights of recovery which either might have against the other for any loss or damage whether or not caused by any alleged negligence of the other party, its agents, licensees or invitees.

     Sub-Lessee shall not use the Leased Premises in any manner or store anything in or upon the Leased Premises which would result in an increase in the premiums for the fire and extended coverage insurance.

     12. LESSEE'S INDEMNIFICATION OF LESSOR. Owner or Lessor shall not be liable to Sub-Lessee or any other person for damage to property or injury or death to persons due to the condition of the Leased Premises, the Office Building or the Associated Common Areas, to any occurrence or happening in or about the Leased Premises, the Office Building or the Associated Common Areas or to any act or neglect of Sub-Lessee or any other tenant or occupant of the Office Building or of any other person, unless such damage, injury or death is the direct result of the negligence of Owner or Lessor. Sub-Lessee shall be responsible and liable to Owner and/or Lessor for any damage to the Leased Premises, the Office Building or the Associated Common Areas by the Sub-Lessee or invitation of Sub-Lessee, expressed or implied, except where such damage is a result of a casualty loss covered by Lessor's Fire and Extended Coverage Insurance provided in accordance with paragraph 11. Sub-Lessee shall save Owner and/or Lessor harmless from any and all liability to any person for any damage to property or for injury or death to any person resulting from use of the Leased Premises or the Associated Common Areas, shall protect against such liability with public liability insurance and shall furnish Lessor, and upon request Owner, with a certificate evidencing such insurance issued by a company and in amounts reasonably satisfactory to Owner and/or Lessor and naming Owner and Lessor as an additional insured.


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

     13. DEFAULTS AND REMEDIES.

     (a) Defaults. Each of the following shall be deemed a default by Sub-Lessee:

          (1) Failure to pay the rent as herein provided when due;

          (2) Failure to make additional payments as provided for in this Sub-Lease when due;

          (3) Failure to perform any act to be performed by Sub-Lessee hereunder or to comply with any condition or covenant contained herein; or failure to comply with applicable laws, rules or regulation; or,

          (4) The abandonment of the Leased Premises by Sub-Lessee or its adjudication as a bankrupt; the making by Sub-Lessee of a general assignment for the benefit of creditors by or against Sub-Lessee; Sub-Lessee's taking the benefit of any insolvency action or law; the appointment of a permanent receiver or trustee or custodian in bankruptcy for Sub-Lessee or its assets; the appointment of a temporary receiver for the Sub-Lessee or its assets if such temporary receiver has not been vacated or set aside within thirty (30) days from the date of such appointment; the initiation of any arrangement or similar proceeding for
     the  benefit  of  creditors  by  or  against  Sub-Lessee;   termination  of
     Sub-Lessee's existence, whether by dissolution, agreement, death or otherwise, as the case may be.

     (b) Remedies. In the event of any default of Sub-Lessee provided in (i) Clause (1) of the foregoing subparagraph (a) and the continuance of such a default after three (3) days written notice from Lessor to Sub-Lessee; (ii) Clause (2) or (3) of the foregoing subparagraph (a) and the continuance of such a default after ten (10) days written notice from Lessor to Sub-Lessee; or (iii) Clause (4) of the foregoing subparagraph (a) without any demand or notice, this Sub-Lease shall terminate at the option of the Lessor. In the event of termination of this Sub-Lease, Lessor, may, in addition to its other rights and remedies at law and in equity, re-enter the Leased Premises, take possession of all or any part thereof and remove all property and persons therefrom and shall not be liable for any damage therefore or for trespass. No such re-entry shall be deemed an acceptance of the surrender of this Sub-Lease or deemed satisfaction of Sub-Lessee's obligation to pay rent as provided herein or of any other obligation of Sub-Lessee hereunder.

     Lessor shall be entitled to recover from Sub-Lessee all damages incurred by Lessor by reason of Sub-Lessee's default including, but not limited to, the cost of recovering possession of the Leased Premises; and reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the


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amount of such rental loss for the same period that  Sub-Lessee  proves could be reasonably avoided, that portion of any leasing commission paid by Lessor applicable to the unexpired term of this Sub-Lease.

     14. LESSOR'S RIGHT TO RELOCATE LESSEE. Lessor shall have the right, at its option, upon at least thirty (30) days prior written notice to Sub-Lessee, to relocate Sub-Lessee and to substitute for the Leased Premises described herein other space in the Office Building containing at least as much rentable area as the Leased Premises. Such substituted space shall be improved by Lessor, at its expense with improvements at least equal in quantity and quality to those in the Leased Premises. Lessor shall pay all reasonable expenses incurred by Sub-Lessee in connection with such relocation. Upon completion of the relocation, Lessor and Sub-Lessee shall amend this Sub-Lease to change the description of the Leased Premises and any other matters pertinent thereto.

     15. LESSEE'S POSSESSION. No promise of the Lessor to alter, remodel, repair or improve the Leased Premises or the Office Building and no representation respecting the condition of the Leased Premises or the Office Building have been made by Lessor to Sub-Lessee other than as may be contained herein. At the termination of this Sub-Lease, the Sub-Lessee shall return the Leased Premises broom-clean and in as good condition as when the Sub-Lessee took possession, ordinary wear and tear and loss of fire or other casualty excepted, failing which the Lessor may restore the Leased Premises to such condition and the Sub-Lessee shall pay the cost thereof on demand.

     16. MISCELLANEOUS PROVISIONS.

     (a) Right of Quiet Enjoyment. Lessor agrees that if Sub-Lessee shall perform all the covenants and agreements herein provided to be performed by Sub-Lessee, Sub-Lessee shall, at all times during the Sub-Lease Term have the peaceable and quiet enjoyment of possession of the Leased Premises, except as provided in paragraph 14.

     (b) Lessor's Right to Mortgage. Sub-Lessee agrees at any time, and from time to time, upon request of Owner, or the holder of any mortgage or other instrument of security given by Owner, to execute, acknowledge and deliver to Owner or to the holder of such instrument, a statement in writing certifying that this Sub-Lease has not been modified and is in full force and effect (or if there have been modifications, that the same are in full force and effect and state such modifications); that there are no defaults hereunder by Lessor, if such is the fact; and the dates to which the fixed rents and other charges have been paid, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by the holder of any such mortgage or other instrument of security of any authorized assignee of Lessor.

     Sub-Lessee's rights shall be subject to any bona fide mortgage now existing upon or hereafter placed upon the Leased Premises by


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Owner;  provided,  however, that if the mortgagee shall take title to the Leased
Premises through foreclosure or deed-in-lieu of foreclosure, Sub-Lessee shall be allowed to continue in possession of the Leased Premises as provided for in this Sub-Lease so long as Sub-Lessee shall not be in default.

     (c) Rights of Assigns. Except where specifically limited, the rights and liabilities of the parties hereto shall run for the benefit of and shall be binding upon the personal representatives, heirs, assigns and successors in interest of Lessor and Sub-Lessee.

     (d) Indemnification. Sub-Lessee shall be liable for and hereby agrees to pay any and all costs and expenses, including reasonable attorneys' fees incurred by Lessor in connection with any default by Sub-Lessee under the terms, covenants and conditions contained herein, without relief from valuation or appraisement laws.

     (e) Waiver. No waiver of any covenant or condition or the breach of any covenant or condition of this Sub-Lease shall be taken to justify or authorize a non-observance on any other occasion of such covenant or condition or any other covenant or condition or to constitute a waiver of any subsequent breach of such covenant or condition. Acceptance of rent by Lessor at any time when Sub-Lessee is in default of any covenant or condition hereof shall not be construed as a waiver of any such default or of Lessor's right to terminate this Sub-Lease on account of such default.

     (f) Notice. Any notice, consent or waiver required or permitted to be given or served by either party to this Sub-Lease shall be in writing and either delivered personally to the other party or mailed by certified or registered mail, return receipt requested, addressed as follows:

                    Lessor:         Beck Hospitality, Inc. III
                                    Attn: Charles Thornton, Atty.
                                    8534 East Kemper Road
                                    Cincinnati, Ohio 45249

                    Sub-Lessee:     Janus Industries, Inc.
                                    Attn: Richard Tonges
                                    8534 East Kemper Road
                                    Cincinnati, Ohio 45249

Either party may change its address for such purposes by serving notice on the other party.

     (g) Severabilitv. If any provision of this Sub-Lease or the application thereof to any person or circumstance is invalid, such invalidity shall not affect other provisions or applications of this Sub-Lease which can be given effect without the invalid provision of application, and to this end the provisions of this Sub-Lease are declared to be severable.


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

     (h) Holding Over. If Sub-Lessee remains in possession of all or any part of the Leased Premises after the expiration of the term hereof, with or without the express or implied consent of Lessor, such tenancy shall be month-to-month only and shall not constitute a renewal or extension for any further term. In such event, rent shall be the same as set forth in this Sub-Lease, and said rent and any other sums due hereunder shall be payable in the amount and at the time specified in this Sub-Lease, and such month-to-month tenancy shall be subject to every other term, condition, covenant and agreement contained herein. Said month-to-month tenancy may be terminated by either party giving thirty (30) days written notice of termination to the other party.

     (i) Services. Any services which Lessor is required to furnish pursuant to the provisions of this Sub-Lease may, at Lessor's option, be furnished from time to time, in whole or in part, by employees of Lessor or by the Managing Agent of the Property or by one or more third persons.

     (j) Broker. Sub-Lessee has engaged no brokers who would be entitled to any commission or fee.

     (k) Recording Sub-Lease. This lease shall not be recorded by either party without the consent of the other.

     (1) Exhibits. Exhibit "A" and "B" are attached hereto and made a part hereof.

Executed this _____ day of April, 1997.

Signed and Acknowledged                          LESSOR:
in the Presence of:                              Beck Hospitality, Inc. III

                                                  /s/ Louis S. Beck, President
------------------------                         -----------------------------
   Mary Ellen Steck                                   Louis S. Beck, President
------------------------

                                                 SUB-LESSEE:
                                                 Janus Industries, Inc.

/s/ Thomas O. Ix                                  /s/ James Bishop, President
-----------------------                          -----------------------------
                                                      James Bishop, President


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

Owner (Union Savings Bank) hereby agrees to be bound by the terms and conditions of this Sub-Lease and consents to this Sub-Lease Agreement between Beck Hospitality, Inc. III and Janus Industries, Inc.

                                                 OWNER:
                                                 Union Savings Bank

   Mary Ellen Steck                              /s/ Robert L. Bogenschutz
-----------------------                          -------------------------
                                                 Robert L. Bogenschutz
                                                 Senior Vice President
-----------------------


STATE OF OHIO      )
                   )  ss:
COUNTY OF HAMILTON )

     The foregoing instrument was acknowledged before me this 15th day of April, 1997, by Louis S. Beck, President of Beck Hospitality, Inc. III, an Ohio corporation, on behalf of the corporation.

                                                /s/ Charles Thornton
                                                ---------------------------
                                                Notary Public

                                              CHARLES W. THORNTON ATTY. AT LAW
  (SEAL)                                         Notary Public, State of Ohio
                                               My Commission has no expiration.
                                                      Ses:. 147.03 R.C.

My Commission Expires:

STATE OF NEW JERSEY )
                    ) ss:
COUNTY OF ESSEX     )

     The foregoing instrument was acknowledged before me this 17th day of June, 1997, by James Bishop, President of Janus Industries, Inc., a Delaware corporation, on behalf of the corporation.


                                                    /s/ Eleanor M. Doganier
                                                    --------------------------
                                                    Notary Public
  (SEAL)
                                                     ELEANOR M. DOGANIER
                                                  Notary Public of New Jersey
                                             My Commission Expires Jan. 23, 2000

My Commission Expires: 1-23-2000


STATE OF OHIO       )
                    ) ss:
COUNTY OF HAMILTON  )

     The foregoing instrument was acknowledged before me this 15th day of April __, 1997, by Robert L. Bogenschutz, Senior Vice President of Union Savings Bank, an Ohio corporation, on behalf of the corporation.

                                                /s/ Charles Thornton
                                                ---------------------------
                                                Notary Public

                                              CHARLES W. THORNTON ATTY. AT LAW
  (SEAL)                                         Notary Public, State of Ohio
                                               My Commission has no expiration.
                                                      Ses:. 147.03 R.C.

My Commission Expires:

                                                                     EXHIBIT "A"

                              0534 E. KEMPER ROAD
                                  SECOND FLOOR

                              [FLOOR PLAN OMITTED]

                                                                       EXHIBIT B

                              [FLOOR PLAN OMITTED]